SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 25, 2003

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Blume Drive, Suite 500, Richmond, California	94806
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 262-1730

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release, dated August 25, 2003

Item 12.	Results of Operations and Financial Condition.

On August 25, 2003, Neurobiological Technologies, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ PAUL E. FREIMAN

Paul E. Freiman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 25, 2003